Exhibit 10.1

FIRST AMENDMENT TO THE

GENASYS INC.

AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN

This First Amendment (this “Amendment”) to the Genasys Inc. Amended and Restated 2015 Equity Incentive Plan (the “Plan”) is made and adopted by Genasys Inc. (the “Company”), a corporation organized under the laws of State of Delaware. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

1.	Section 3(a) of the Plan is hereby amended to read as follows:

“(a) Subject to Paragraph 15, the number of Shares which may be issued from time to time pursuant to this Plan shall be 10,000,000 shares of Common Stock.”

2.	This Amendment is effective as of December 8, 2020.

3.

This Amendment shall be and is hereby incorporated in and forms a part of the Plan. All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

* * * * * * * *

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of the Company on December 8, 2020.

GENASYS INC.

By:	/s/ Richard S. Danforth

Name:	Richard S. Danforth

Its:	Chief Executive Officer